SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2007

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32833

(Commission File Number)

51-0484716

(I.R.S. Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio 44114
(216) 706-2939
(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

As previously disclosed, on August 10, 2007, Bruce Aerospace, Inc. (“Bruce Aerospace”), a Delaware corporation and a newly formed, wholly-owned subsidiary of TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), acquired certain assets from Bruce Industries, Inc., a Nevada corporation (“Bruce”), pursuant to the terms of that certain Asset Purchase Agreement, dated as of August 10, 2007, by and between Bruce and TransDigm (the “Asset Purchase”).

On August 10, 2007, in connection with the Asset Purchase and in accordance with the terms of that certain Indenture, dated as of June 23, 2006, by and among TransDigm, TD Group, The Bank of New York Trust Company, N.A., as trustee (the “Trustee”), and the other parties named therein (as supplemented, the “Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 2, 2006, by and among TransDigm, TD Group, the subsidiaries of TransDigm named therein and the Trustee, the Second Supplemental Indenture, dated as of February 7, 2007, by and among TransDigm, TD Group, the subsidiaries of TransDigm named therein and the Trustee, and the Third Supplemental Indenture, dated as of June 29, 2007, by and among TransDigm, TD Group, the subsidiaries of TransDigm named therein and the Trustee, TransDigm, TD Group, Bruce Aerospace, Bruce Industries, Inc., a Colorado corporation and wholly-owned subsidiary of Bruce Aerospace (“Bruce Industries” and, together with Bruce Aerospace, the “New Subsidiaries”), certain other direct and indirect subsidiaries of TransDigm named therein and the Trustee entered into that certain Fourth Supplemental Indenture to the Indenture (the “Fourth Supplemental Indenture”).

Pursuant to the terms of the Fourth Supplemental Indenture, each of the New Subsidiaries agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the Indenture.

The above summary of the Fourth Supplemental Indenture is qualified in its entirety by reference to the Fourth Supplemental Indenture, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

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Item 9.01               Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

10.1

Fourth Supplemental Indenture, dated as of August 10, 2007, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 16, 2007

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Fourth Supplemental Indenture, dated as of August 10, 2007, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Trust Company, N.A., as trustee.